UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Entergy Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 3, 2019.

ENTERGY CORPORATION

ENTERGY CORPORATION
639 LOYOLA AVENUE NEW ORLEANS, LA 70113

Meeting Information
Meeting Type:    Annual Meeting
For holders as of:    March 4, 2019
Date: May 3, 2019        Time: 10:00 a.m. Central Time
Location:     The Woodlands Waterway Marriott
1601 Lake Robbins Drive
The Woodlands,Texas 77380

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
2018 ANNUAL REPORT    NOTICE AND PROXY STATEMENT
How to View Online:
Have the 16-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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requesting a copy. Please choose one of the following methods to make your request:
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How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to attend the meeting can be found on our website at www.entergy.com/investor_relations/2018_publications.aspx.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 16-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote
FOR all of the nominees:

1.    Election of Directors
Nominees:

1a. J. R. Burbank

1b. P. J. Condon

1c. L. P. Denault

1d. K. H. Donald

1e. P. L. Frederickson

1f. A. M. Herman

1g. M. E. Hyland

1h. S. L. Levenick

1i.    B. L. Lincoln

1j.    K. A. Puckett

The Board recommends that you vote FOR the following proposal:

2.	Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accountants for 2019.

The Board recommends that you vote FOR the following proposal:

3.	Advisory Vote to Approve Named Executive
Officer Compensation.

The Board recommends that you vote FOR the following proposal:

4.	Approval of the Entergy Corporation 2019
Omnibus Incentive Plan.

Note: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.